Exhibit 10.1

WAIVER AND SECOND AMENDMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 10, 2013 among PENN VIRGINIA HOLDING CORP. (the “the Borrower”), PENN VIRGINIA CORPORATION (the “the Parent”), the various lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Parent, the Borrower, various lenders and the Administrative Agent entered into the Credit Agreement dated as of September 28, 2012 (as amended by that certain Waiver and First Amendment dated as of April 2, 2013, and as otherwise amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as requested by the Borrower, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

Section 1. Defined Terms. (a) Except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement (as amended hereby) shall have the same meaning herein as therein defined, all of such terms and their definitions being incorporated herein by reference; and (b) as used herein, the following terms have the following meanings:

“First Amendment” means the Waiver and First Amendment dated April 2, 2013 to the Credit Agreement among the Borrower, the Parent, various lenders and the Administrative Agent.

“Stock Purchase Agreement” means the Stock Purchase Agreement, dated as of April 2, 2013, among the Seller (used herein as defined in the First Amendment), as seller, the Borrower or one if its Restricted Subsidiaries, as buyer, and the Parent, as guarantor, together with all exhibits and schedules thereto.

“Unsecured Acquisition Notes” means the proposed senior unsecured notes to be issued by the Borrower and/or the Parent in a public offering or in a Rule 144a or other private placement in connection with the 2013 Acquisition.

“Target” means the Person and assets to be acquired by the Parent or its Restricted Subsidiaries pursuant to the Stock Purchase Agreement.

Section 2. Amendments to Credit Agreement. On the Amendment Effective Date, the proviso at the end of Section 6.05(a)(i) of the Credit Agreement is amended in its entirety to read as follows:

provided, that (x) (without duplication) the Credit Parties shall be permitted to enter into Swap Agreements (or hedging trades or transaction thereunder) with respect to reasonably anticipated production of natural gas liquids and condensate by entering into Swap Agreements (or hedging trades or transaction thereunder) for oil on a conversion/equivalency basis where each volume unit of oil equals two volume units of natural gas liquids or condensate; and

(y) in connection with a proposed acquisition by a Credit Party of Oil and Gas Properties permitted hereunder (each, a “Proposed Acquisition”), the Credit Parties may also enter into incremental Swap Agreements (or hedging trades or transactions thereunder) with Approved Counterparties prior to the consummation of such Proposed Acquisition with respect to not more than (1) 85% of the reasonably anticipated production of natural gas, (2) 85% of the reasonably anticipated production of oil and (3) 85% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Proved Developed Producing Properties (as defined below) to be acquired by the Credit Parties pursuant to the Proposed Acquisition, for a period not exceeding 36 months from the date such Swap Agreement is entered into, during the period between (I) the date on which such Credit Party signs a definitive acquisition agreement in connection with a Proposed Acquisition and (II) the earliest of (a) the date such Proposed Acquisition is consummated, (b) the date such acquisition is terminated and (c) 45 days after such definitive acquisition agreement was executed (or such longer period as to which the Administrative Agent may agree); provided that all such incremental Swap Agreements entered into with respect to a Proposed Acquisition shall be terminated or unwound not later than the earlier of (i) if the Proposed Acquisition has not yet been consummated, 90 days (or such longer period to the extent that such acquisition is awaiting required governmental approvals) following the date on which such Credit Party signs a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) 30 days following the date such Proposed Acquisition is terminated, in each case, such that the Credit Parties are in compliance with clauses (A) through (D) of Section 6.05(a) above. For purposes of this Section 6.05, “Proved Developed Producing Properties” means Oil and Gas Properties which are categorized as “Proved Reserves” that are both “Developed” and “Producing”, as such terms are defined in the Definitions for Oil and Gas Reserves as promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

Section 3. Waiver on Acquisition Closing Date. Notwithstanding anything to the contrary contained in the Credit Agreement, as of the Acquisition Closing Date, solely with respect to the issuance of the Unsecured Acquisition Notes or the incurrence of indebtedness under the Bridge Facility, as applicable, the Required Lenders waive the requirement that the Borrowing Base then in effect be reduced in accordance with Section 6.01(j) of the Credit Agreement as a result of the incurrence of Indebtedness under (i) the Unsecured Acquisition Notes up to the lesser of (x) $350,000,000 and (y) the aggregate principal amount of such Indebtedness or (ii) the Bridge Facility up to the lesser of (x) $250,000,000 and (y) the aggregate principal amount of such Indebtedness.

Section 4. Initial Conditions of Effectiveness. This Amendment and the amendment set forth in Section 2 will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Amendment Effective Date”):

(a) The Parent, the Borrower, each other Credit Party and the Required Lenders shall have delivered to the Administrative Agent duly executed counterparts of this Amendment;

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(b) the Administrative Agent shall have received a certificate executed by an Authorized Officer of each of the Borrower and the Parent stating that (i) the representations and warranties of the Parent, the Borrower and the Guarantors set forth in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, or, to the extent that a particular representation or warranty is qualified as to materiality, such representation or warranty shall be true and correct, in each case, on and as of the Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date, such representations and warranties shall continue to be true and correct as of such specified earlier date; and (ii) no Default has occurred and is continuing; and

(c) the Borrower shall have made payment of all fees and expenses then due and payable under the Credit Agreement, including any fees and expenses then due and payable in connection with this Amendment pursuant to Section 9.03 of the Credit Agreement, in the case of expenses to the extent invoiced at least three business days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 5. Conditions of Acquisition Closing Date. The waiver set forth in Section 3 will become effective on the first date on which each of the following conditions precedent have been satisfied or waived by the Administrative Agent in its sole discretion (the “Acquisition Closing Date”):

(a) the Administrative Agent shall have received evidence that the 2013 Acquisition will be consummated substantially concurrently with the occurrence of the Acquisition Closing Date subject to the requirements of the definition of “Permitted Corporate Acquisition” (other than certain of the requirements of clause (viii) thereof that were expressly waived pursuant to the First Amendment) and in accordance with the terms of the Stock Purchase Agreement (without material amendment, modification or waiver thereof which is materially adverse to the Lenders without the consent of the Administrative Agent, which shall not be unreasonably withheld, delayed or conditioned); provided that any modification, amendment, consent, waiver or determination in respect of any reduction in the amount of acquisition consideration (other than a reduction of the acquisition consideration in an amount not exceeding $60,000,000) shall in each case be deemed to be material and adverse to the interests of the Lenders;

(b) the Administrative Agent shall have received reasonably satisfactory evidence that (i) either (x) the Parent shall receive substantially concurrently with the occurrence of the Acquisition Closing Date at least $40,000,000 in proceeds from the issuance of its common equity in a private placement transaction (the “PIPE Stock”) or (y) to the extent the condition in the foregoing clause (x) is not satisfied, the Parent shall substantially concurrently with the occurrence of the Acquisition Closing Date deliver up to 10,000,000 shares of its common stock to the Seller as acquisition consideration in lieu of up to $40,000,000 of cash consideration for the 2013 Acquisition as more fully described in the Stock Purchase Agreement as in effect on the date of this Amendment (the “Equity Acquisition Consideration”); and (ii) the loans under the Bridge Facility shall have been incurred or the Unsecured Acquisition Notes shall be issued, in either case, in an aggregate amount at least equal to $250,000,000 (which amount shall be subject to reduction on a no greater than a dollar for dollar basis in connection with any reduction in the purchase price for the 2013 Acquisition);

(c) the Administrative Agent shall have received a certificate from an Authorized Officer of the Borrower certifying that, as of the Acquisition Closing Date, a true and correct copy of the Stock Purchase Agreement (including any amendments, modifications or waivers thereto through the Acquisition Closing Date) has been delivered to the Administrative Agent.

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Section 6. Representations and Warranties.

(a) On the Amendment Effective Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(i) Each applicable Credit Party (i) is validly existing and (ii) has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party as amended hereby.

(ii) The execution and delivery by the Credit Parties of this Amendment, and the performance of this Amendment and the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action, and this Amendment and Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iii) Neither the execution and delivery of this Amendment, nor compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of, or require any consent that has not been obtained as of the Amendment Effective Date, the respective Organizational Documents of any Credit Party, any Governmental Requirement, any Unsecured Notes Document, any Permitted Second Lien Loan Document (if any) or any other material agreement or instrument to which any Credit Party is a party or by which it is bound or to which it or its Properties are subject.

(b) On the Acquisition Closing Date, each of the Parent and the Borrower represents and warrants to the Administrative Agent and each of the Lenders that the representations and warranties set forth in Section 3.24 of the Credit Agreement are true and correct as of the Acquisition Closing Date after giving effect to the Transactions. For purposes of this Section 6(b), “Transactions” means, collectively, the consummation of the 2013 Acquisition, the issuance of the Unsecured Acquisition Notes and/or the closing of the Bridge Facility, the issuance of the PIPE Stock, the issuance of the Equity Acquisition Consideration and the waivers to the Credit Agreement that are effective on the Acquisition Closing Date.

Section 7. Extent of Amendments; Continuing Effectiveness. Except as specifically set forth in this Amendment, the Credit Agreement and the other Loan Documents are not amended, modified or affected hereby. Each Credit Party hereby ratifies and confirms that (i) except as specifically set forth in this Amendment, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the Collateral is unimpaired by this Amendment. Upon the Acquisition Closing Date and thereafter, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

Section 8. Counterparts. This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or via other electronic means shall be effective as delivery of manually executed counterpart of this Agreement.

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Section 9. No Waiver. Each of the Parent and the Borrower hereby agrees that except as expressly set forth in this Amendment, no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent or any Lender, and any such Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by the Administrative Agent, any Issuing Bank or any Lender, nor any other action or inaction on behalf of the Administrative Agent, any Issuing Bank or any Lender shall constitute or be deemed to constitute an election of remedies by the Administrative Agent, any Issuing Bank or any Lender.

Section 10. Loan Document. This Amendment is a Loan Document.

Section 11. Incorporation by Reference. Sections 1.03, 9.03(a), 9.07, 9.09, 9.10, 9.11, 9.15 of the Credit Agreement are incorporated herein, mutatis mutandis.

Section 12. NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY PARENT, BORROWER, ANY OTHER CREDIT PARTY, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK AND/OR LENDERS REPRESENT THE FINAL AGREEMENT REGARDING THE MATTERS HEREIN BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the date first above written.

WELLS FARGO BANK, N.A., as the Administrative Agent, Issuing Bank and a Lender

By	/s/ Thomas E. Stelmar, Jr.
Name: Thomas E. Stelmar, Jr.
Title: Vice President

Signature Page to Waiver and Second Amendment

ROYAL BANK OF CANADA, as a Lender

By	/s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

Signature Page to Waiver and Second Amendment

BANK OF AMERICA, N.A., as a Lender

By	/s/ Michael J. Clayborne
Name: Michael J. Clayborne
Title: Vice President

Signature Page to Waiver and Second Amendment

SCOTIABANC INC., as a Lender

By	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Signature Page to Waiver and Second Amendment

CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Vice President

By	/s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

Signature Page to Waiver and Second Amendment

BRANCH BANKING AND TRUST COMPANY, as a Lender

By	/s/ James Giordano
Name: James Giordano
Title: Vice President

Signature Page to Waiver and Second Amendment

BARCLAYS BANK, PLC, as a Lender

By	/s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title: Vice President

Signature Page to Waiver and Second Amendment

COMERICA BANK, as a Lender

By	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

Signature Page to Waiver and Second Amendment

SOCIÉTÉ GÉNÉRALE, as a Lender

By	/s/ Elena Robciuc
Name: Elena Robciuc
Title: Managing Director

Signature Page to Waiver and Second Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/s/ Nancy M. Mak
Name: Nancy M. Mak
Title: Senior Vice President

Signature Page to Waiver and Second Amendment

PENN VIRGINIA HOLDING CORP., as the Borrower

By	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA CORPORATION, as the Parent

By	/s/ Nancy M. Snyder
	Name:	Nancy M. Snyder
	Title:	Executive Vice President and Chief Administrative Officer

Solely with respect to Sections 7 through 12:

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

Signature Page to Waiver and Second Amendment

PENN VIRGINIA OIL & GAS, L.P.,
a Texas limited partnership

By: Penn Virginia Oil & Gas GP, LLC, its general partner

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA MC CORPORATION, a Delaware corporation

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

By	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President and Chief Administrative Officer

Signature Page to Waiver and Second Amendment